UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2014
____________________

GLOBAL EAGLE ENTERTAINMENT INC.

(Exact name of registrant as specified in its charter)
____________________

Delaware	001-35176	27-4757800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4553 Glencoe Avenue, Los Angeles, California, 90292

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 310-437-6000

Not Applicable
(Former name or former address, if changed since last report)

___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On August 13, 2014, Global Eagle Entertainment Inc. (the “Company”) commenced an offer (the “Offer”) to all holders of the Company’s outstanding warrants exercisable for shares of the Company’s common stock, par value $0.0001 per share (the “Shares”), that were originally issued in the Company’s initial public offering and in a private placement to the Company’s founders in connection with the Company’s initial public offering and which have an exercise price of $11.50 per share (the “Warrants”), to receive 0.3333 Shares in exchange for every Warrant tendered by the holders thereof (approximately one Share for every three Warrants tendered), up to a maximum of 15,000,000 Warrants, subject to proration, as described in the Company’s Tender Offer Statement on Schedule TO filed with the Securities and Exchange Commission on August 13, 2014 (the “Schedule TO”). The Offer will expire at 9:00 a.m., Eastern Time, on September 11, 2014, or such later date to which the Company may extend the Offer. The terms and conditions of the Offer are described in the Offer to Exchange Letter (the “Offer Letter”) and the related Letter of Transmittal, each of which were filed as exhibits to the Schedule TO.

In connection with the Offer, on August 13, 2014, the Company entered into agreements (the “Tender Support Agreements”) with two of the Company’s directors, Harry E. Sloan and Jeff Sagansky, who hold an aggregate of 7,040,001 Warrants, pursuant to which each has agreed to tender pursuant to the Offer all of the Warrants each beneficially owns in accordance with the terms and conditions of the Offer as set forth in the Offer Letter. The Tender Support Agreements terminate on the earliest to occur of: (i) the termination of the Offer, without any Warrants being accepted for exchange thereunder, (ii) the date of any modification, waiver, change or amendment of the Offer after the date of the Offer Letter that results in a (A) decrease in the number of Shares issuable upon exchange of each Warrant, or (B) change in the form of consideration to be paid in the Offer, or (iii) November 30, 2014 if, on or prior to such date, the Offer has not been consummated. The foregoing description of the Tender Support Agreements is qualified in its entirety by reference to the text of the Tender Support Agreements, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Tender Support Agreement, dated as of August 13, 2014, between Global Eagle Entertainment Inc. and Harry E. Sloan.
10.2	Tender Support Agreement, dated as of August 13, 2014, between Global Eagle Entertainment Inc. and Jeff Sagansky.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL EAGLE ENTERTAINMENT INC.

	By:	/s/ Jay Itzkowitz
Name: Jay Itzkowitz
Title: General Counsel and Secretary

Dated: August 18, 2014

[Signature Page to Form 8-K]

EXHIBIT INDEX

Exhibit No.	Description
10.1	Tender Support Agreement, dated as of August 13, 2014, between Global Eagle Entertainment Inc. and Harry E. Sloan.
10.2	Tender Support Agreement, dated as of August 13, 2014, between Global Eagle Entertainment Inc. and Jeff Sagansky.